                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report: July 29, 1999

                        --------------------------------

                               autobytel.com inc.

             (Exact name of registrant as specified in its charter)

                                     0-22239
                            (Commission File Number)


                Delaware                               33-0711569
     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Identification No.)



                            18872 MacArthur Boulevard
                            Irvine, California 92612
             (Address of principal executive offices, with zip code)

                                 (949) 225-4500
              (Registrant's telephone number, including area code)



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Item 5. OTHER EVENTS

On July 29, 1999, autobytel.com inc., a Delaware corporation ("autobytel.com"), announced its financial results for the six months and quarter ended June 30, 1999. A copy of autobytel.com's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Also on July 29, 1999, autobytel.com announced it entered into a definitive agreement to acquire W.G. Nichols Inc. and a related entity. The closing of the acquisition is subject to a number of conditions, including an audit of W.G. Nichols Inc.'s financial statements. A copy of autobytel.com's press release announcing the definitive agreement regarding the acquisition is attached as
Exhibit 99.2 and is incorporated by reference herein.

The press releases filed as exhibits to this report include "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about autobytel.com's business and the pending acquisition contained in the press releases are "forward-looking" rather than "historic."

        Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (c)     EXHIBITS

                99.1 Press Release dated July 29, 1999 regarding financial results for the six months and quarter ended June 30, 1999.

                99.2 Press Release dated July 29, 1999 regarding the W.G. Nichols acquisition.



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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        autobytel.com inc.

        Date:  July 29, 1999            By: /s/ HOSHI PRINTER
                                            ------------------------------------
                                            Hoshi Printer
                                            Senior Vice President and Chief
                                            Financial Officer (Principal
                                            Financial Officer)



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                                INDEX TO EXHIBITS





       Exhibit
       Number                           Description
       -------                          -----------
        99.1    Press Release dated July 29, 1999 regarding financial results for the six months and quarter ended June 30, 1999

        99.2 Press Release dated July 29, 1999 regarding the W.G. Nichols acquisition




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